JULY 31, 2026
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective July 31, 2026, the Hartford Low Duration High Income Fund changed its name to Hartford Hybrid and Credit Opportunities Fund. As a result, effective July 31, 2026, the references to Hartford Low Duration High Income Fund and Low Duration High Income Fund in the above referenced SAI are deleted and replaced with Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund) and Hybrid and Credit Opportunities Fund, respectively.
(2)
Under the heading “Investment Objectives and Policies – F. Certain Investment Strategies, Risks and Considerations” in the above referenced SAI, the fifth paragraph is deleted in its entirety and replaced with the following:
HFMC has elected to claim the CFTC Regulation 4.5 exclusion from the definition of CPO with respect to the operation of each Fund, other than the Registered Funds listed above. As a result, each such Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in-the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).
(3)
Under the heading “Disclosure of Portfolio Holdings” in the above referenced SAI, the second paragraph is deleted in its entirety and replaced with the following:
Each Fund (other than the Funds of Funds) also will publicly disclose on its website the largest ten holdings by issuer, in the case of equity funds, or largest ten issuers, in the case of fixed income funds, in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except the Balanced Income Fund, the Diversified Opportunities Fund, the Multi-Asset Income Fund, and the Real Asset Fund will publicly disclose its largest ten fixed income issuers/holdings and equity holdings (and the percentage invested in each holding). For purposes of the top ten holdings, the Funds will not include derivative positions. In addition, any Fund may delay posting its holdings or may not post any holdings, if HFMC believes that would be in the best interests of the Fund and its shareholders. Each of the Diversified Opportunities Fund and the Real Asset Fund will determine its above specified holdings as if the Fund directly held the securities of its subsidiary.
(4)
Effective July 31, 2026, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers” in the above referenced SAI, the information for Hybrid and Credit Opportunities Fund (formerly, Low Duration High Income Fund) is deleted in its entirety and replaced with the following:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Hybrid and Credit Opportunities Fund
Noah C. Atlas(8)
Other Registered Investment Companies	6	$135	0	$0
Other Pooled Investment Vehicles	10	$309	2	$55
Other Accounts	2	$7	0	$0
(8)
Information is as of June 30, 2026. Effective July 31, 2026, Mr. Atlas became a portfolio manager to the Hybrid and Credit Opportunities Fund.

(5)
Effective July 31, 2026, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Compensation of Wellington Management Portfolio Managers,” the information for the Hybrid and Credit Opportunities Fund (formerly, Low Duration High Income Fund) is deleted in its entirety and replaced with the following:
FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Hybrid and Credit Opportunities Fund	ICE BofA US All Capital Securities Index

(6)
Effective July 31, 2026, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers” in the above referenced SAI, the following information is added:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Noah C. Atlas(9)	Hybrid and Credit Opportunities Fund	None
(9)
Information is as of June 30, 2026. Effective July 31, 2026, Mr. Atlas became a portfolio manager to the Hybrid and Credit Opportunities Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.